Exhibit 10 (a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 4 to Registration Statement No. 333-34356 of Glenbrook Life and Annuity Company Separate Account A (the "Account") of Glenbrook Life and Annuity Company (the "Company") on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2001, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, to the use of our report dated March 8, 2002 relating to the financial statements of the Account also appearing in such Statement of Additional Information and to the reference to us under the heading "Experts" in such Prospectus and Statement of Additional Information.





/s/ Deloitte & Touche LLP
Chicago, Illinois
April 22, 2002

Exhibit 10 (b)

                                   LAW OFFICES
                              BRICKER & ECKLER LLP
                             100 South Third Street
                            COLUMBUS, OHIO 43215-4291

                            TELEPHONE (614) 227-2300

                               FAX (614) 227-2390
                             EMAIL: INFO@BRICKER.COM
                   INTERNET HOME PAGE: HTTP://WWW.BRICKER.COM

                                  -------------

                                                                  April 17, 2002




Glenbrook Life and Annuity Company
3100 Sanders Road, J5B
Northbrook, IL  60002-7154


         Re:    Form N-4 Registration Statement
                Under the Securities Act of 1933 and the Investment Company Act of 1940 File No. 333-34356, 811-07351


         We hereby consent to the filing of this letter as an exhibit to Post-Effective Amendment No. 4 to the above-referenced Registration Statement and to the reference to our firm under the caption "Legal Matters" in the prospectus contained in the Form N-4 Registration Statement, for group and individual flexible premium deferred variable annuity contracts, to be issued by the Company, through its Glenbrook Life and Annuity Company Separate Account A.

                                                     Sincerely,

                                                     /S/ BRICKER & ECKLER LLP

                                                     Bricker & Eckler LLP


Columbus, Ohio
April 17, 2002